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                     ENVIRONMENTAL INDEMNITY AGREEMENT

         THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this "Indemnity") is made this 22nd day of October, 1997 by and among SEL-LEB MARKETING, INC., a New York corporation, having its principal place of business located at 495 River Street, Paterson, New Jersey 07524 ("SEL-LEB"), and ALES SIGNATURE LTD., a New York corporation having its principal place of businesslocated at 495 River Street, Paterson, New Jersey 07524 ("ALES") (SEL-LEB and ALES each an "Indemnitor" and collectively the "Indemnitors"), jointly and severally to SUMMIT BANK, a state banking association organized under the laws of the State of New Jersey (the "Bank") with an office at 250 Moore Street, 2nd Floor, Hackensack, New Jersey 07601.

                                   RECITALS

         WHEREAS, the Bank has made a certain credit facility (the "Facility") available to the Indemnitors in the principal amount of $3,000,000.00 pursuant to a Line of Credit Note ("Line of Credit Note") and a Term Note ("Term Note") (the Line of Credit Note and the Term Note are hereinafter referred to as the "Notes") executed and delivered by the Indemnitors to the Bank pursuant to a certain Loan and Security Agreement dated the date hereof between the Indemnitors and the Bank (the "Loan Agreement") (the Notes, the Loan Agreement and all documents executed and delivered by the Indemnitors in connection with the Loan Agreement are hereinafter collectively referred to as the "Loan Documents"); and

         WHEREAS, the Bank only made the Facility available to the Indemnitors, if the Indemnitors agreed on a joint and several basis on to indemnify and hold harmless the Bank from and against any and all claims, demands, liability, loss and damage resulting from or in connection with certain activities, accidents or conditions as hereinafter described now or hereinafter existing on and with respect to that certain parcel of land and premises leased by either or both of the Indemnitors located at 495 River Street, Paterson, New Jersey 07524(the "Premises").

                                  AGREEMENTS

         NOW, THEREFORE, in consideration of the premises, the representations, covenants and agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Bank to make the Facility to the Indemnitors, the Indemnitors hereby, jointly and severally, covenant and agree with the Bank as follows:

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                                  ARTICLE I

                     GENERAL DEFINITIONS AND CONSTRUCTION

         SECTION 1.1. General Definitions. All capitalized terms used in this Indemnity shall have the respective meanings specified in the Loan Documents, unless the context clearly indicates otherwise.


         SECTION 1.2. Rules of Construction. The words "hereof", "herein", "hereunder", "hereto", and other words of similar import refer to this Indemnity in its entirety.

         The terms "agree" and "agreements" contained herein are intended to include and mean "covenant" and "covenants".

         References to Articles, Sections, and other subdivisions of this Indemnity are to the designated Articles, Sections, and other subdivisions of this Indemnity as originally executed.

         The headings of this Indemnity are for convenience only and shall not define or limit the provisions hereof.

         All references made (a) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, and (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well.

                                  ARTICLE II

                               INDEMNIFICATION

         SECTION 2.1. Indemnity. (a) The Indemnitors, jointly and severally, undertake to and do hereby protect, indemnify, save and hold harmless Bank from and against any and all costs, expenses, reasonable attorneys' fees, charges, liability, loss or damage assessed or otherwise determined in, or arising from or in connection with, judgments, orders, claims, suits, demands, binding directives with the force of law, proceedings and investigations arising from or related to the one or more Indemnitor's deposit, storage, disposal, burial, dumping, injecting, spillage, leakage, seepage, discharge, emission, placement or release in, on or from the Premises, of any Hazardous Substance, including, but not limited to:

                           (i) liability for personal injury or property damage arising under any statutory or common-law tort theory, including the maintenance of a public or private nuisance, or the carrying on of an abnormally dangerous activity;

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                           (ii)      liability arising out of any violation of
                           any Environmental Law, statute, ordinance, rule, regulation, order or binding directive with the force of law;

                           (iii) liability for injury to, destruction of, or loss of natural resources including the reasonable cost of assessing injury to, destruction of or loss of natural resources, pursuant to any and all

                           Environmental Laws now or hereinafter promulgated, including but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq. ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C.
                           Section 1251 et seq., the Clean Air Act, 42 U.S.C.
                           Section 7401 et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. ("RCRA"), the Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq. ("TSCA"), the Safe Drinking Water Act, 42 U.S.C.
                           Section 300f, the New Jersey Spill Compensation and Control Act (the "Spill Act"), N.J.S.A. 58:10-
                           23.11 et seq., the New Jersey Water Pollution Control Act, N.J.S.A. 58:10A-1 et seq., the New Jersey Hazardous Discharges Law, N.J.S.A. 13:1K-15, the New Jersey Industrial Site Recovery Act ("ISRA"), N.J.S.A. 13:1K-6 et seq., the New Jersey Safe Drinking Water Act, N.J.S.A. 58:12A-1 et seq., the New Jersey Solid Waste Management Act ("SWMA"), N.J.S.A. 13:1E-1 et seq., the New Jersey Sanitary Landfill Facility Closure and Contingency Fund Act ("Landfill Closure Act"), N.J.S.A. 13:lE-100, the New Jersey Toxic Catastrophe Prevention Act ("TCPA"), N.J.S.A. 13:1K-19 et seq., the New Jersey Waste Control Act, N.J.S.A. 13:1I-1 et seq., the New Jersey Underground Storage of Hazardous Substances Act, N.J.S.A. 58:10A-21 et seq., the New Jersey Comprehensive Regulated Medical Waste Management Act ("Medical Waste Act"), N.J.S.A. 13:1E-48.1 et seq., the New Jersey Lead Acid Battery Disposal Act, N.J.S.A. 13:1E-199 et seq., the New Jersey Coastal Area Facility Review Act ("CAFRA"), N.J.S.A. 13:19-1 et seq., the New Jersey Freshwater Wetlands Protection Act ("Wetlands Act"), N.J.S.A. 13:9B-1 et seq., the New Jersey Air Pollution Control Act, N.J.S.A. 26:2C-1 and the New Jersey Pollution Prevention Act, N.J.S.A. 13:1D-35 et seq., Solid Waste Management Act, 35 P.S. orders and/or decrees now or hereafter promulgated pursuant to these statutes; and

                           (iv) any and all reasonable costs and expenses, arising from or in connection with any required and necessary investigations, site characterizations,

                           testing, sampling, analytical work, abatements, removals, remedial actions or cleanups, and any and all fines, damages, liens, response costs or penalties, arising under common law or under the provisions of CERCLA, SARA, the Hazardous Materials Transportation Act, the Clean Air Act, the Clean Water Act, RCRA, TSCA, the Safe Drinking Water Act, the New Jersey Spill Act, the New Jersey Water Pollution Control Act, the New Jersey Hazardous Discharges Law, the New Jersey ISRA, the New Jersey Safe Drinking Water Act, the New Jersey SWMA, the New Jersey Landfill Closure Act, the New Jersey TCPA, the New Jersey Waste Control Act, the New Jersey Underground Storage of Hazardous Substances Act, the New Jersey Medical Waste Act, the New Jersey Lead Acid Battery Disposal Act, the New Jersey CAFRA, the New Jersey Wetlands Act, the New Jersey Air Pollution Control Act and the New Jersey Pollution Prevention Act, or any other federal, state or local statute, law, regulation, ordinance, rule or pursuant to any order, judgment or other binding directive with the force of law of any court, administrative body, governmental authority or any person having jurisdiction or authority with respect hereto.

                  (b) The Indemnitors agree that neither of them shall not use the Premises for the purpose of generating, treating, producing, storing, handling, transferring, processing, transporting, disposing or otherwise releasing hazardous substances either on, in, from or about the Premises which
(i) threatens to create, creates or causes a contamination or release either on the Premises or elsewhere required by any governmental authority to be removed, remediated, or otherwise cleaned up under any applicable Environmental Law, (ii) creates any form of liability, civil or criminal, direct or indirect, due to such actual or threatened contamination or release, or (iii) is in material contravention of any Environmental Law.

                  (c) Environmental Definitions. The terms "Environmental Law" and "Environmental Laws" as used in this Indemnity include all current and future federal, state and local environmental laws, statutes, rules, regulations and ordinances, as the same shall be amended and modified from time to time.

         The term "Hazardous Substances" as used in this Indemnity includes any and all "hazardous substances" as defined in CERCLA and the New Jersey Spill Act and the New Jersey ISRA, any and all "hazardous waste" as defined in RCRA and under New Jersey regulations at N.J.A.C. 7:26-8.1, any and all "extraordinarily hazardous substances" as defined in the New Jersey TCPA, any and all "toxic substances" as defined in TSCA, petroleum products, asbestos or asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, flammable explosives, urea formaldehyde foam insulation, radioactive materials, chemicals known to cause cancer or reproductive toxicity, pollutants, effluents, contaminants, emissions and all other hazardous substances, materials and waste regulated or controlled by any of the Environmental Laws.

                                ARTICLE III
                               MISCELLANEOUS

         SECTION 3.1. Amendments. Neither this Indemnity nor any term, condition, representation, warranty, covenant or agreement hereof may be changed, waived, discharged or terminated orally, but, rather, only by an instrument in writing by the party against whom such change, waiver, discharge or termination is sought.

         SECTION 3.2.  Governing Law.  This Indemnity shall be
governed and construed in accordance with the laws of the State of New Jersey.

         SECTION 3.3. Jurisdiction. (a) Each Indemnitor hereby irrevocably submits to the jurisdiction of any New Jersey State or United States Federal Court sitting in New Jersey over any action or proceeding arising out of or relating to this Indemnity, and the Indemnitor hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such New Jersey State or Federal Court. The Indemnitors irrevocably consent to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified in this Indemnity addressed to the attention of each Indemnitor's President. The Indemnitors agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Indemnitors further waive any objection to venue in such state and any objection to any action or proceeding in such state on the basis of forum non convenience. The Indemnitors further agree that any action or proceeding brought against the Bank shall be brought only in New Jersey State or United States Federal Court sitting in New Jersey.

                  (b) Nothing in this Section 3.3 shall affect the right of the Bank to serve legal process in any other manner permitted by law or affect the right of the Bank to bring any action or proceeding against the Indemnitors or the property of the Indemnitors in the courts of any other jurisdiction.

         SECTION 3.4. Further Indemnification. The Indemnitors' liability hereunder shall, without limiting the indemnity provided in Section 2.1 hereof, extend to and further include all reasonable costs, expenses, and reasonable attorneys' fees incurred or sustained by Bank in making any reasonable investigation on account of any judgment, order, claim, suit, demand, proceeding or investigation as referred to in Section 2.1 hereof, in prosecuting or defending any action brought in connection therewith, in obtaining or seeking to obtain a release therefrom and in enforcing any of the agreements contained herein. Should the Bank incur any such liability, loss or damage by reason of this Indemnity, or in the defense of any such claims or demands, the amount thereof, including reasonable costs, expenses and reasonable attorneys' fees, shall be reimbursed to the Bank immediately upon demand, with interest at the rate set forth in Paragraph 2 of the Line of Credit Note plus five (5%) percent per annum.

         After receipt by Bank of notice of any action, suit, or proceeding potentially giving rise to a claim by Bank under this Indemnity, Bank shall, if a claim in respect thereof is to be made, use reasonable efforts to notify the Indemnitors in writing of the commencement thereof; provided that the failure of Bank to so notify Indemnitors shall not relieve the Indemnitors from any liability under this Indemnity. The Indemnitors shall have the right to assume the defense or conduct of such litigation or proceeding. If the Indemnitors fail to assume the defense or conduct of the litigation or proceeding referred to in Bank's notice within ten (10) days of receipt of such notice, or such shorter period of time as may be required under any applicable Environmental Law, Bank may, in its sole discretion and at Indemnitors' expense, assume the defense or conduct of such litigation or proceeding, and the Indemnitors shall, upon demand, reimburse Bank for all costs incurred by Bank in connection with the litigation or proceeding. In any such litigation or proceeding the defense of which the Indemnitors shall have assumed, the Bank shall have the right in its reasonable discretion to participate therein and retain its own counsel at the expense of the Indemnitors.

         SECTION 3.5. Continuation of Indemnity. Upon the payment in full of all Obligations, this Indemnity shall become and be void and of no effect, but the affidavit of any officer of the Bank showing any part of said Obligations to remain unpaid or the continuing effect of the Loan Documents shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this Indemnity, and any Person may and is hereby authorized to rely thereon. Notwithstanding the above, this Indemnity shall continue in full force and effect with respect to all actions, or omissions, of an Indemnitor occurring or not occurring prior to the date the Obligations are paid in full.

         SECTION 3.6. Successors and Assigns. The rights, powers, privileges and discretions (hereinafter collectively called the "rights") specifically granted to the Bank are not in limitation of, but in addition to, those to which the Bank is entitled under any law relating to such indemnities. The rights to which the Bank may be entitled shall inure to the benefit of its successors and assigns. All the rights of the Bank are cumulative and not alternative and may be enforced successively or concurrently. Failure of the Bank to exercise any of its rights shall not impair any of its rights nor be deemed a waiver thereof and no waiver of any of its rights shall be deemed to apply to any other such rights nor shall it be effective unless in writing and signed by the Bank.

         The terms and conditions agreed to by the Indemnitors and the covenants of the Indemnitors shall be binding upon the successors and assigns of each Indemnitor, but this provision does not waive any prohibition of assignment or any requirement of consent to an assignment; any consent to an assignment shall not be consent to any further assignment, each of which must be specifically obtained in writing.


         SECTION 3.7. Waiver of Acceptance by the Indemnitors. The Indemnitors hereby waive acceptance of this Indemnity by the Bank.

         SECTION 3.8. Illegality. If fulfillment of any provision hereof or any transaction related hereto, at the time transcends the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained operates or would prospectively operate to invalidate this Indemnity in whole or part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Indemnity shall remain in full force and effect.

         IN WITNESS WHEREOF, each Indemnitor has executed this Indemnity by causing its name to be hereunder subscribed under seal as of the day and year first above written.


ATTEST:                                         SEL-LEB MARKETING, INC.



BY: /s/ Jack Koegel                        BY: /s/ Jan Mirsky
   ----------------------                      ------------------------
   JACK KOEGEL, Assistant                      JAN MIRSKY, Executive Vice
   Secretary                                   President of Finance


ATTEST:                                     ALES SIGNATURE, LTD.


BY: /s/ Jack Koegel                         BY: /s/ Jan Mirsky
   ----------------------                       ---------------------------
   JACK KOEGEL, Secretary                       JAN MIRSKY, Chief Financial
                                                Officer